UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2013 (November 5, 2012)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, Vanguard Natural Resources, LLC ("Vanguard" or the "Company"), through certain of its subsidiaries, completed acquisitions of natural gas and liquids assets from each of Antero Resources Corporation and Bill Barrett Corporation on June 29, 2012 and December 31, 2012, respectively.

This Amendment No. 2 further amends the Current Report on Form 8-K that Vanguard filed with the Securities and Exchange Commission on November 5, 2012, as further amended on March 12, 2013, to update the pro forma financial information required by Item 9.01(b) of Form 8-K.

References in this current report to “us,” “we,” “our,” the “Company,” “Vanguard” or “VNR” are to Vanguard Natural Resources, LLC and its subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

•
The unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2012 and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

•	The summary pro forma combined oil, natural gas and natural gas liquids reserve data of the Company as of December 31, 2012 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined statement of operations of Vanguard Natural Resources, LLC for the year ended December 31, 2012.

Exhibit 99.2	Summary pro forma combined oil, natural gas and natural gas liquids reserve data of Vanguard Natural Resources, LLC for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
May 28, 2013		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined statement of operations of Vanguard Natural Resources, LLC for the year ended December 31, 2012.

Exhibit 99.2	Summary pro forma combined oil, natural gas and natural gas liquids reserve data of Vanguard Natural Resources, LLC for the year ended December 31, 2012.